Exhibit 10.5

PATENT, COPYRIGHT AND TRADEMARK

SECURITY AGREEMENT

THIS PATENT, COPYRIGHT AND TRADEMARK SECURITY AGREEMENT (the “Agreement”) is made as of June 30, 2015 between MAD CATZ, INC., a Delaware corporation (“MCI”), MAD CATZ INTERACTIVE, INC., a corporation organized under the Canada Business Corporations Act (“Parent”) and MAD CATZ INTERACTIVE ASIA LIMITED, a Hong Kong corporation (“Mad Catz Asia”; MCI, Parent, and Mad Catz Asia are herein collectively called, the “Assignors” and each is an “Assignor”) and NEWSTAR BUSINESS CREDIT, LLC, a Delaware limited liability company, individually and as agent (“Secured Party”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement (as defined below).

RECITALS

A. MCI (herein called the “Borrower”), Parent, 1328158 Ontario, Inc., Secured Party and the lenders from time to time party thereto (collectively, the “Lenders”) have entered into that certain Loan and Security Agreement of even date herewith, pursuant to which Lenders have agreed to extend a revolving line of credit to Borrower on the terms and conditions set forth therein (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; terms used and not defined herein shall have the meaning given to such terms in the Loan Agreement).

B. In order to induce the Lender Parties to enter into the Loan Agreement and the transactions contemplated thereby, and as a condition thereto, each Assignor (i) has granted to Secured Party, for the benefit of the Lender Parties, a continuing security interest in substantially all of the personal property assets of such Assignor (whether pursuant to the Loan Agreement or a Security Agreement between such Assignor and Secured party), which includes the Intellectual Property Collateral (as defined below), and (ii) in furtherance thereof, is required to execute and deliver to Secured Party, for the benefit and on behalf of the Lender Parties, this Agreement and pursuant hereto to assign and grant to Secured Party, on behalf of the Lender Parties, a security interest (to the extent any grant of a security interest is not prohibited by applicable law or governmental authority) in and to all of each Assignor’s right, title, and interest in the Intellectual Property Collateral. Any Intellectual Property Collateral that is registered or has a pending application is listed on Schedule A attached hereto and incorporated herein by reference, as the same may be amended and supplemented from time to time.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Grant of Security Interest.  Each Assignor hereby grants to Secured Party, for the benefit of the Lender Parties, as collateral security for the prompt and punctual payment and performance of the Secured Obligations of such Assignor and for the prompt performance by such Assignor of its obligations and undertakings under this Agreement and the other Loan Documents, a security interest in all of the Intellectual Property Collateral of such Assignor, whether now owned or hereafter acquired by such Assignor, and hereby grants, pledges and hypothecates such Intellectual Property Collateral to Secured Party, for the benefit of the Lender Parties.

2. Representations, Warranties and Covenants.  Each Assignor covenants, warrants and represents that:

(a) Set forth on Schedule A attached hereto is a true and complete list as of the date hereof of all Intellectual Property Collateral of such Assignor that is registered or has a pending application or is otherwise material to such Assignors’ business.

(b) Such Assignor is the sole and exclusive owner of its Intellectual Property Collateral, and such Assignor’s rights in such Intellectual Property Collateral is free and clear of all liens and encumbrances, except for the security interest and assignment created by this Agreement and the other Loan Documents and Permitted Liens. Assignors will defend the right, title and interest in and to the Intellectual Property Collateral against any and all claims of any third parties.

(c) All of Assignor’s rights in the Intellectual Property Collateral is valid and enforceable and is not subject to any claim, judgment or administrative or arbitral decision that questions its validity or enforceability, any Assignor’s purported rights thereunder or any Assignor’s rights to use the same in its business.

(d) Execution, delivery and performance of this Agreement by Assignors does not (i) violate, conflict with, result in a breach of, constitute a default under, result in the termination of, or result in the creation of any encumbrances upon any of the Intellectual Property Collateral, under any agreement to which any Assignor is a party or by which any Assignor is bound, or (ii) violate any laws, rules, regulations or orders applicable to any of the Intellectual Property Collateral.

(e) Assignors have used, and will continue to use for the duration of this Agreement, reasonably consistent standards of quality in the manufacture of the products sold under the Trademarks or utilizing any Patents, Copyrights or Other Assets.

(f) Assignors shall maintain and protect the validity and enforceability of the Intellectual Property Collateral that is material to the operation of the business of the Assignors as a whole and shall take any and all actions as are necessary or appropriate to properly maintain, protect, preserve, care for, and shall enforce their respective rights in any such Intellectual Property Collateral, including, without limitation, payment when due of such fees, taxes, and other expenses which shall be incurred or which shall accrue with respect to any of the Intellectual Property Collateral, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.

(g) If Secured Party deems it necessary to perfect Secured Party’s interest in the Intellectual Property Collateral conveyed hereunder, Assignors shall cause this Agreement to be properly recorded with the United States Patent and Trademark Office, the United States Copyright Office, and any other government or public office or agency of the United States of America, as applicable, and, except for these filings, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the United States of America or any foreign country is required either (i) for the grant by Assignors of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Assignors or (ii) for the perfection or the exercise by Secured Party of its rights and remedies hereunder.

(h) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Assignors with respect to any of the Intellectual Property Collateral is accurate and complete in all material respects.

3. [Reserved].

4. No Sale.  Assignors agree that, until all of the Obligations shall have been satisfied in full, (i) except as permitted by the Loan Agreement, Assignors will not sell, assign, transfer or sub-license any of its rights or interests in, to or under the Intellectual Property Collateral, and (ii) Assignors will not enter into any agreement which is inconsistent with this Agreement and the Assignors’ obligations hereunder.

5. Additional Intellectual Property Collateral.  If, before the Secured Obligations shall have been satisfied in full, Assignors shall obtain rights to any new Intellectual Property Collateral not listed in Schedule A, the provisions of this Agreement shall automatically apply thereto (to the extent the grant of a security interest therein is not prohibited by applicable law or governmental authority), and to the extent an application for registration of such Intellectual Property Collateral is made and such Intellectual Property Collateral is material to the operation of the business of the Assignors as a whole, Assignors shall give Secured Party prompt written notice thereof and, upon Secured Party’s request, Assignors will execute, deliver and file any agreements, instruments, registrations and filings which Secured Party may reasonably request to confirm Secured Party’s security interest therein and to put such security interest of record in such office. Each Assignor hereby appoints Secured Party as its attorney in fact, and hereby acknowledges and agrees that such power of attorney is irrevocable and coupled with an interest.

6. Revision of Schedule A.  Assignors authorize Secured Party to modify this Agreement by amending Schedule A to include any new Intellectual Property Collateral (to the extent the grant of a security interest therein is not prohibited by applicable law or governmental authority) without the necessity of any Assignor’s approval of or signature to such amendment, and each Assignor shall do all such other acts (at its own expense) deemed reasonably necessary or appropriate by Secured Party to implement or preserve Secured Party’s interests therein. All representations and warranties of Assignors set forth herein shall be deemed to be restated by Assignors as of the date of any such amendment of or supplement to Schedule A with full force and effect as though made on such date.

7. Remedies Upon Event of Default.  If any Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, Secured Party shall have, in addition to all other rights and remedies given by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction and, without limiting the generality of the foregoing, Secured Party may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Assignors, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, at a location reasonably convenient to Secured Party and Assignors, as determined in good faith by Secured Party, or elsewhere, all or from time to time any part of the Intellectual Property Collateral, or any interest which Assignors may have therein, and after deducting from the proceeds of sale or other disposition of any part of the Intellectual Property Collateral all expenses payable by Assignors in accordance with the Loan Agreement (including all reasonable out-of-pocket expenses for broker’s fees and legal services), shall apply the residue of such proceeds to the payment of the Secured Obligations. Notice of any sale or other disposition of any part of the Intellectual Property Collateral shall be given to Assignors at least ten (10) days (or such longer period as required by applicable law) before the time of any intended public or private sale or other disposition thereof is to be made, which Assignors hereby agree shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of any of the Intellectual Property Collateral sold, free from any right of redemption on the part of Assignors, which right is hereby waived and released. In addition to the foregoing, if any Event of Default has occurred and is continuing:

(a) Secured Party may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Intellectual Property Collateral throughout the world for such term or terms, on such conditions and in such manner as Secured Party shall in its sole discretion determine;

(b) Secured Party may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Assignors in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and ASSIGNORS HEREBY RELEASE SECURED PARTY AND THE LENDERS FROM, AND AGREES TO HOLD SECURED PARTY AND THE LENDERS FREE AND HARMLESS FROM AND AGAINST, ANY CLAIMS AND EXPENSES ARISING OUT OF ANY LAWFUL ACTION SO TAKEN OR OMITTED TO BE TAKEN WITH RESPECT THERETO; and

(c) upon request by Secured Party, Assignors will execute and deliver to Secured Party a power of attorney, in form and substance satisfactory to Secured Party, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark or any action related thereto. In the event of any such disposition pursuant to this Section, Assignors shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to Secured Party.

8. Termination.  It is contemplated by the parties that there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Subject to the terms of the Loan Agreement, at such time as Assignors shall completely satisfy all of the Secured Obligations and the termination or expiration of the Loan Agreement and any other commitment of the Lenders to extend credit to Assignors, this Agreement shall terminate and Secured Party shall execute and deliver to Assignors, at Assignors’ expense, all deeds, assignments, termination statements under the Uniform Commercial Code, and other instruments as may be necessary or proper to release Secured Party’s security interest in and/or re-vest in Assignors full title to any part of the Intellectual Property Collateral, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

9. Fees and Expenses.  Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable out-of-pocket attorneys’ fees and legal expenses incurred by Secured Party in connection with defending or prosecuting any actions or proceedings arising out of or related to any part of the Intellectual Property Collateral, shall be borne and paid by Assignors on demand by Secured Party and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at the highest rate prescribed in the Loan Agreement.

10. Protection of Intellectual Property Collateral.  Assignors agree to take, at their respective own expense, commercially reasonable steps to prosecute diligently any applications related to any Intellectual Property Collateral pending as of the date of this Agreement or thereafter that is material to the operation of the business of the Assignors as a whole and will defend and protect their respective interest in such Intellectual Property Collateral against any infringement, dilution or misappropriation and will defend any claim or administrative or arbitral challenge that questions the validity or enforceability of such Intellectual Property Collateral, any Assignor’s purported rights therein and thereunder or any Assignor’s right to register or patent the same or to use and practice the same in its business. Any such Assignor will give Secured Party notice of any proceeding in which such defense is being carried on. Except as permitted by the Loan Agreement, Assignors shall not abandon or dedicate to the public any of the Intellectual Property Collateral, nor do any act nor omit to do any act if such act or omission is of a character that tends to cause or contribute to the abandonment or dedication to the public of any part of the Intellectual Property Collateral that is material to the operation of the business of the Assignors as a whole or loss of or adverse effect on any rights in any part of such Intellectual Property Collateral, without the consent of Secured Party, which consent shall not be unreasonably withheld.

11. Assignor’s Right to Protect.  Each Assignor shall have the right to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect any part of the Intellectual Property Collateral, in which event Secured Party may, if necessary, be joined as a nominal party to such suit if Secured Party shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. SUCH ASSIGNOR SHALL PROMPTLY, UPON DEMAND, REIMBURSE AND INDEMNIFY SECURED PARTY FOR ALL DAMAGES, COSTS AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY SECURED PARTY IN THE FULFILLMENT OF THE PROVISIONS OF THIS SECTION 11 IN ACCORDANCE WITH THE TERMS OF THE LOAN AGREEMENT.

12. Power of Attorney.  Assignors hereby appoint Secured Party as Assignors’ true and lawful attorney-in-fact and proxy with full authority in the place and stead of Assignors and in the name of Assignors, or otherwise, from time to time in Secured Party’s discretion after an Event of Default has occurred and during its continuance, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including any endorsement of any Assignor’s name on all applications, documents, papers and instruments necessary for Secured Party to use any of the Intellectual Property Collateral, or any grant or issuance of any exclusive or non-exclusive license under any of the Intellectual Property Collateral to anyone else, or necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of any of the Intellectual Property Collateral to anyone else. Assignors hereby ratify all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is irrevocable coupled with an interest.

13. Secured Party’s Rights to Take Action.  If any Assignor fails to comply with any of its obligations hereunder after reasonable request by Secured Party and after giving effect to any applicable grace periods, Secured Party may do so in such Assignors’ name or in Secured Party’s name, but at such Assignor’s expense, and such Assignor hereby agrees to reimburse Secured Party in full for all expenses, including reasonable attorneys’ fees, incurred by Secured Party in protecting, defending and maintaining any of the Intellectual Property Collateral.

14. Effect on Other Loan Documents.  This Agreement is a “Loan Document” as defined in the Loan Agreement and is supplemental to the Loan Agreement, and in no event shall this Agreement, or the recordation of this Agreement or any other documents in connection herewith with the United States Patent and Trademark Office, the United States Copyright Office, or any other government or public office or agency of the United States of America, adversely effect or impair, in any way or to any extent, the other Loan Documents, and the security interest of Secured Party in the Collateral (including the Intellectual Property Collateral) pursuant to the other Loan Documents. Any and all rights and interests of Secured Party in and to the Intellectual Property Collateral (and any and all obligations of Assignors with respect to the Intellectual Property Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of Secured Party (and the obligations of Assignors) in, to, or with respect to the Collateral (including Intellectual Property

Collateral) provided in or arising under or in connection with the other Loan Documents. In the event of a conflict between the terms of this Agreement and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

15. Preservation of Rights.  No course of dealing between Assignors and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

16. Rights are Cumulative.  All of Secured Party’s rights and remedies with respect to any of the Intellectual Property Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

17. Notices.  Notices that are required to be delivered hereunder shall be sufficient if in writing and sent to the addresses set forth in the Loan Agreement, in the manner and within the time specified in the Loan Agreement.

18. Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

19. Modification and Amendment.  This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 6.

20. Successors and Assigns.  The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Without limiting the generality of the foregoing, Secured Party and any Lender may (except as otherwise provided in the Loan Agreement) pledge, assign or otherwise transfer any or all of their respective rights under any or all of the Loan Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted herein or otherwise. None of the rights or duties of Assignors hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

21. Governing Law; Venue.

(a) This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

(b) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Texas or in the United States District Court for the Northern District of Texas, and by execution and delivery of this Agreement, each Assignor and Secured Party consents to the non-exclusive jurisdiction of those courts. Each Assignor and Secured Party irrevocably waives any objection, including any objection to venue on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such jurisdiction. Notwithstanding the foregoing, Secured Party shall have the right to bring any action or proceeding against Assignors or its property in the courts of any other jurisdiction Lender deems necessary or appropriate in order to exercise remedies with respect to the Collateral.

22. Waiver of Jury Trial.  ASSIGNORS AND SECURED PARTY EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY KIND BROUGHT BY EITHER AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. ASSIGNORS AND SECURED PARTY EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, WHETHER OR NOT SPECIFICALLY SET FORTH THEREIN.

23. Indemnity and Expenses.  In addition to, but not in qualification or limitation of, any similar obligations under other Loan Documents:

(A) ASSIGNORS WILL INDEMNIFY LENDER FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES ARISING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING ENFORCEMENT OF THIS AGREEMENT), WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY ASSIGNORS, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE NEGLIGENCE OF THE INDEMNITEE; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (X) RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (Y) RESULT FROM A CLAIM BROUGHT BY ASSIGNORS AGAINST AN INDEMNITEE FOR BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER OR

UNDER ANY OTHER LOAN DOCUMENT, IF SUCH ASSIGNOR HAS OBTAINED A FINAL AND NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION.

(B) ASSIGNORS WILL UPON DEMAND PAY TO SECURED PARTY THE AMOUNT OF ANY AND ALL REASONABLE COSTS AND EXPENSES, INCLUDING THE FEES AND DISBURSEMENTS OF SECURED PARTY’S COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH SECURED PARTY MAY INCUR IN CONNECTION WITH (A) THE TRANSACTIONS WHICH GIVE RISE TO THIS AGREEMENT, (B) THE PREPARATION OF THIS AGREEMENT AND THE PERFECTION AND PRESERVATION OF THIS SECURITY INTEREST CREATED UNDER THIS AGREEMENT, (C) THE ADMINISTRATION OF THIS AGREEMENT; (D) THE CUSTODY, PRESERVATION, USE OR OPERATION OF, OR THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY INTELLECTUAL PROPERTY COLLATERAL; (E) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS OF SECURED PARTY HEREUNDER; OR (F) THE FAILURE BY ASSIGNORS TO PERFORM OR OBSERVE ANY OF THE PROVISIONS HEREOF, EXCEPT EXPENSES RESULTING FROM SECURED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

24. Counterparts; Fax.  This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The parties hereby acknowledge and agree that facsimile signatures of this Agreement shall have the same force and effect as original signatures.

25. No Oral Agreements.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

26. Deficiency.  In the event that the proceeds of any sale, collection or realization of or upon the Intellectual Property Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which Secured Party is legally entitled, Assignors shall be liable for the deficiency, together with interest thereon as provided in the governing Loan Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party or Lenders to collect such deficiency.

27. Definitions.  The following terms shall have the definitions set forth below:

“Copyright License” means any license or other agreement, whether now or hereafter in existence, under which is granted or authorized any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including the agreements identified in Schedule A attached hereto.

“Copyrights” means all the following: (a) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), whether now or hereafter in existence, and all registrations and recordings thereof, all intellectual property rights to works of authorship (whether or not published), and all application for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof, including those described in Schedule A attached hereto, (b) all reissues, renewals and extensions thereof, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Domain Names” means all domain names of Assignors, whether now or hereafter in existence, including those described in Schedule A attached hereto, and all right, title and interest in respect thereof.

“GAAP” means generally accepted accounting principles as promulgated by the American Institute of Certified Public Accountants, consistently applied, as in effect from time to time. Notwithstanding anything herein to the contrary, all financial statements delivered hereunder shall be prepared and all financial covenants contained herein shall be calculated, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any similar account principal) permitting a Person to value its financial liabilities at the fair value thereof.

“Intellectual Property Collateral” means any Copyrights, Copyright Licenses, Other Assets, Patents, Patent Licenses, Trademarks, and Trademark Licenses.

“Other Assets” means any other proprietary rights and intellectual property of Assignors, including without limitation, formulations, manufacturing procedures, quality control procedures and product specifications relating to any products sold under the Patents, Copyrights, Trademarks and Domain Names.

“Patent License” means any license or other agreement, whether now or hereafter in existence, under which is granted or authorized any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence, including the agreements identified in Schedule A attached hereto.

“Patents” means all the following: (a) all letters patent and design letters patent of the United States or any other country, whether now or hereafter in existence, and all applications for letters patent and design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof, including those described in Schedule A attached hereto, (b) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Secured Obligations” means, with respect to any Assignor, all Obligations of such Assignor as and when due and payable under or in respect of the Loan Agreement and any of the other Loan Documents and all renewals, extensions, amendments, modifications, supplements or restatements of or substitutions for any of the foregoing.

“Trademark License” means any license or agreement, whether now or hereafter in existence, under which is granted or authorized any right to use any Trademark, including the agreements identified on Schedule A attached hereto.

“Trademarks” means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, whether now or hereafter in existence, (b) the goodwill of the business symbolized thereby or associated with each of them, (c) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof, including those described in Schedule A attached hereto, (d) all reissues, extensions and renewals thereof, (e) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (f) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date set forth above.

ASSIGNORS:

MAD CATZ, INC.

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	President & CEO

MAD CATZ INTERACTIVE, INC.

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	President & CEO

MAD CATZ INTERACTIVE ASIA LIMITED

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	Director

SECURED PARTY:

NEWSTAR BUSINESS CREDIT, LLC

By:	/s/ Greg Gentry
Name:	Greg Gentry
Title:	Senior Vice President